SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D. C.  20549

                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported) May 22, 2003



Commission         Registrant; State of Incorporation;        I.R.S. Employer
File Number        Address; and Telephone Number             Identification No.
-----------    ------------------------------------------    ------------------
333-21011      FIRSTENERGY CORP.                                34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402


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Item 5.  Other Events

       On May 22, 2003, FirstEnergy Corp. issued a press release, filed as an Exhibit to this Form 8-K, announcing that it reached an agreement to sell its remaining 20.1 percent interest in United Kingdom-based Aquila Sterling Limited, the owner of Midlands Electricity, to Scottish & Southern Energy plc.



Item 7.  Exhibits

Exhibit No.                                 Description
-----------                                 -----------
    99                                      Press Release





                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 22, 2003



                                            FIRSTENERGY CORP.
                                            -----------------
                                               Registrant




                                          /s/ Harvey L. Wagner
                                  ---------------------------------------
                                              Harvey L. Wagner
                                          Vice President, Controller
                                         and Chief Accounting Officer